SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   X
Filed by a Party other than the Registrant _____
Check the appropriate box:
     X    Preliminary Proxy Statement
   _____  Definitive Proxy Statement
   _____  Definitive Additional Materials
   _____  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Benham Equity Funds
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                               Benham Equity Funds
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
    X   $125 per Exchange Act Rule 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2) or
Item 22(a)(2) of Schedule  14A.
 ______ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
 ______ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        (1)     Title of each class of securities to which transaction applies:

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        (2)     Aggregate number of securities to which transaction applies:

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        (3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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        (4)     Proposed maximum aggregate value of transaction:

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        (5)     Total fee paid:

_____   Fee paid previously with preliminary materials
_____   Check box if any part of the fee is offset as provided by Exchange  Act
Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)     Amount Previously Paid:

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        (4)     Date Filed:

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                                                                          page 1

December 15, 1995

Dear Benham Gold Equities Index Fund Shareholder:

The North American gold industry has changed significantly since we created your Fund's benchmark index, the Benham North American Gold Equities Index, in 1987. Consolidation in the gold industry has reduced the number of Index companies from 44 to 30, and globalization of gold production has increased the competition from gold producers located outside of North America. These changes affect the Fund in two key ways:

* THE DECLINING NUMBER OF NORTH AMERICAN GOLD-PRODUCING COMPANIES MAKES IT A CHALLENGE TO MAINTAIN A DIVERSIFIED PORTFOLIO. It is difficult for the Fund to match its benchmark index while remaining diversified enough to meet IRS mutual fund diversification requirements. For example, at the close of each quarter the IRS requires the Fund to have no more than 25% of its total assets invested in the securities of a single issuer. As a result, the Fund has to underweight Barrick Gold Corporation, an important holding that represents more than 25% of the index.

* GLOBALIZATION OF GOLD PRODUCTION MAKES A STRICT NORTH AMERICAN FOCUS UNDESIRABLE. South Africa and Australia are important gold-producing regions. A North American focus can limit the potential benefits to investors from future gold finds in regions outside of North America.

In August, the Fund's board of directors approved a set of proposals to broaden the Fund's focus from North American gold stocks to global gold stocks. The proposals, which are subject to shareholder approval, would change the Fund's benchmark from the Benham North American Gold Equities Index to a global gold index and would change the Fund's name to reflect its new global focus.

We have enclosed proxy materials that detail the proposed changes. In the course of representing and protecting your interests, the Fund's independent directors have carefully and thoroughly evaluated the proposals, and they recommend that you vote FOR each proposal.

YOUR VOTE IS IMPORTANT, AND WE URGE YOU TO VOTE PROMPTLY. You may cast your vote by marking and signing the enclosed proxy card, then returning it in the postage-paid envelope provided. You may also refer to the "Instructions for Voting" on your proxy card for other voting options, or you may attend the shareholder meeting on February 12, 1996. The meeting will begin at ___ Pacific Standard Time in the ________ in Mountain View, CA.
Please note that this meeting is not a shareholder seminar.

Please take a few moments to complete your proxy card and mail it in the postage-paid envelope enclosed. If we have not received your vote as the meeting date approaches, you may receive a telephone call from an Investor Services Representative to ask for your vote. We appreciate your attention to the proxy, and thank you for investing with us.

Sincerely,


/s/James M. Benham
James M. Benham
Chairman of the Board

                       THE BENHAM GOLD EQUITIES INDEX FUND
                                   a series of
                             THE BENHAM EQUITY FUNDS
              1665 Charleston Road, Mountain View, California 94043

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of the Benham Gold Equities Index Fund (the "Fund"), a series of the Benham Equity Funds (the "Company") will be held at _______________________, California __________ on
February 12, 1996 at 3:00 p.m. (Pacific Time):

This Special Meeting will be held for the purpose of considering the following proposals:

1. To amend the fundamental investment objective and fundamental investment limitation concerning concentration of investments of the Fund and change the Fund's name.

2. To approve the adoption of standardized investment limitations by amending or eliminating certain of the Fund's current fundamental investment objectives as described in the following sub-proposals:

     a. To amend the fundamental investment limitation concerning the issuance of senior securities

     b.   To amend the fundamental investment limitation concerning borrowing

     c.   To amend the fundamental investment limitation concerning lending

     d. To amend the fundamental investment limitation concerning investments in real estate

     e.   To amend the fundamental investment limitation concerning underwriting

     f.   To  eliminate  the  fundamental   investment   limitation   concerning
          diversification of investments

     g.   To  eliminate  the   fundamental   investment   limitation   regarding
          investments in illiquid securities

     h. To eliminate the fundamental limitation concerning investment in other investment companies

     i. To eliminate the fundamental limitation concerning investments in issuers with less than three years of continuous operations

     j.   To  eliminate  the   fundamental   investment   limitation   regarding
          investments in warrants

     k.   To  eliminate  the  fundamental   investment   limitation   concerning
          investments in oil, gas and other mineral exploration programs

     l.   To eliminate the fundamental limitation concerning short sales


                                                                 Notice - Page 1

     m. To eliminate the fundamental investment limitation concerning margin purchases of securities

     n.   To  eliminate  the  fundamental   limitation   concerning   purchasing
          securities of an issuer in which the directors or officers of the Fund or BMC hold more than 5% of the outstanding securities of such issuer

     Each shareholder of record as of the close of business on December 14, 1995 will be entitled to vote.

                                             By Order of the Board of Directors,

                                             /s/Douglas A. Paul
Dated: December 15, 1995                     Douglas A. Paul
                                             Secretary



                                                                 Notice - Page 2

                       THE BENHAM GOLD EQUITIES INDEX FUND
                                   a series of
                             THE BENHAM EQUITY FUNDS
                            a California Corporation
              1665 Charleston Road, Mountain View, California 94043

                                 PROXY STATEMENT

SOLICITATION AND REVOCATION OF PROXIES

     This Proxy Statement and Notice of Special Meeting with accompanying proxy card are being mailed to shareholders of the Benham Gold Equities Index Fund, a series of The Benham Equity Funds (the "Fund") on or about December 22, 1995. They are being furnished in connection with the solicitation of proxies by the Directors of the Company for use at the Special Meeting of shareholders on February 12, 1996, or any adjournment thereof (the "Meeting") for the purposes set forth in the accompanying Notice.

     The most recent annual and semi-annual reports for the Fund have previously been sent to shareholders and are available upon request to The Benham Group without charge by calling 1-800-874-8782.

     You can also place your vote by calling 1-800-874-8782.

     If the accompanying proxy card is executed properly and returned, your shares will be voted at the Meeting in accordance with the instructions on the proxy card. However, if no instructions are specified, shares will be voted for each of the proposals. Shareholders may revoke a proxy at any time prior to the time it is voted by writing to the Secretary of the Company or by attending and voting at the Meeting.

     In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxy agents will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A vote may be taken on any one of the proposals in this proxy statement for a Fund prior to any adjournment if sufficient votes have been received for approval.

     Approval of each of the proposals will require the affirmative vote of the holders of the lesser of either (a) 67% or more of the Fund's shares present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding Fund shares ("1940 Act Majority").

     Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Shares held by a broker or other fiduciary are counted toward the required quorum with respect to a proposal if the beneficial owner has executed and timely delivered the necessary proxy, or if the broker or fiduciary has discretion to vote the beneficial owner's shares on that proposal and has returned the proxy card to the Fund, whether or not the shares are actually voted. Where the broker or fiduciary has no discretion to vote the shares as to one or more issues before the Meeting, the non-voted shares will not be counted toward establishing



                                                        PROXY STATEMENT - Page 1
a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

     The cost of soliciting proxies, including the fees of a proxy soliciting agent, and all expenses relating to the Meeting will be borne by the Fund. In addition to solicitation by telephone or mail, proxies may be solicited by Directors, officers, regular employees and agents of the Company without additional compensation. Benham Management Corporation ("BMC") will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

     The close of business on December 14, 1995 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting. Shareholders of the Fund are entitled to cast one vote for each dollar of the Fund held in his or her name as of the Record Date. As of the Record Date, there were ____________ shares of the Fund outstanding representing ____________ votes, or ____ votes per share. Shares of the Fund are shares of common stock.

     The shareholders who, to the knowledge of The Benham Group, owned of record or beneficially greater than 5% of the Fund's total outstanding shares are listed in Exhibit A.

     The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund is required to constitute a quorum at the Meeting.

PROPOSAL 1.   TO AMEND THE FUNDAMENTAL  INVESTMENT OBJECTIVE AND FUNDAMENTAL
              INVESTMENT  LIMITATION CONCERNING THE CONCENTRATION OF INVESTMENTS
              OF THE FUND

Current Investment Objective

     The Fund's current fundamental investment objective is:

     "to realize a total return that corresponds to the total return of the Benham North American Gold Equities Index (the Index)."

     (The "Current Objective")

     As required by the Investment Company Act of 1940 (the "1940 Act"), the Fund also has a fundamental investment limitation which supplements the investment objective of the Fund by prohibiting the Fund from deviating from its policy of concentrating its investments in gold as follows:

     "The Fund may not deviate from its policy of concentrating its investments in securities of companies engaged, directly or indirectly, in mining for, fabricating, processing or otherwise dealing in gold (gold companies)."

     (The "Current Concentration Limitation")



                                                        PROXY STATEMENT - Page 2

DISCUSSION OF PROPOSED CHANGES.

     The Board of Directors has approved, and recommends that the Fund's objective be modified to broaden the Fund's investment parameters and change the Fund's focus from primarily holding securities in proportion to the Benham North American Gold Index to being a more actively managed global gold equities fund. The Directors and BMC believe that adoption of the proposed changes would result in wider array of investment opportunities for the Fund and increase its ability to invest in a broad portfolio of investments.

     As proposed, the Fund's new objective would be revised to (i) allow the Fund to invest in gold equity securities of foreign issuers and (ii) remove from the Fund's objective the references to the Benham North America Gold Equities Index. Specifically, it is proposed that the Current Objective be replaced with the following fundamental investment objective:

     "Benham Global Gold Fund seeks to achieve a total return (capital appreciation and current income) that is consistent with investing in securities of companies that are engaged in mining, processing, fabricating, or distributing gold or other related precious metals throughout the world."

     (the "Proposed Objective")

     In addition, the Current Concentration Limitation will be amended to reflect the changes made in the Proposed Objective as follows:

     "The Fund may not deviate from its policy of concentrating its investments in securities of issuers engaged in mining, fabricating, processing or dealing in gold or other precious metals, such as silver, platinum and palladium."

     (the "Proposed Concentration Limitation")

While North American gold equities will continue to be an important component of the Fund's investments, BMC believes that the Proposed Objective will allow the Fund to be in a position to respond to changes in the gold equity market worldwide. The reasons for the changes recommended are set forth below.

THE GOLD EQUITIES MARKET

     The business of mining, fabricating, processing or otherwise dealing in gold or other metals or minerals (the "Gold Industry") has been characterized by production which is increasingly located outside of the United States and North America. Over 90% of the world's gold production currently comes from countries located outside of North America. As a result, many companies in the Gold Industry are located or have recently moved their operations to foreign countries. More important to the Fund, a substantial portion of the foreign Gold Industry companies are located outside of North America, most notably in South Africa. These companies represent an important segment of the world's Gold Industry. BMC believes that investments in these non-North American companies must be part of the Fund's investment universe in order for the Fund to continue to maintain a broad and representative Gold Industry portfolio.

     BMC believes that the shift away from North American Gold Industry companies is warranted for three reasons. First, heightened environmental standards and increasing land patenting costs place North American gold producers and companies at a disadvantage to their non-North American counterparts. Second, as North American gold producers and companies continue to experience



                                                        PROXY STATEMENT - Page 3
a period of consolidation, the Fund will be hampered in its ability to remain diversified for purposes of qualifying as a regulated investment company under the Internal Revenue Code. BMC believes that the consolidation process will continue in North America, since it is likely that only well-capitalized companies will be able to afford the risks associated with undertaking global exploration projects. Finally, the political and economic reforms which have occurred in South Africa have given rise to attractive investment opportunities which are not available to investors who are limited to North American gold stocks. In 1994, South Africa accounted for 30% of the world's gold production and 45% of the world's estimated gold ore reserves. For all of these reasons, BMC believes that it would be detrimental to the Fund and its shareholders to retain its current North American focus.

     BMC believes that the Proposed Objective and Proposed Concentration Limitation would have two general benefits to the Fund. First, the Fund's risk profile would be improved by the expansion of its investment opportunities to a global gold equities market. The proposed change from managing a proprietary North American Gold index to active pursuit of broader global investment opportunities will allow the Fund to better diversify its assets and reduce risk exposure from holding large concentrations of increasingly fewer North American gold companies. Second, the change to a global Gold Industry focus would better position the Fund to achieve a return which is correlated to gold bullion while offering higher earnings leverage to when compared to movements in the market for gold bullion. The basis for this belief is that the technological advancement of South African mining companies and their substantial experience with underground mining will give them an advantage over non-South African gold companies in the future in high exploration regions. Many sources of gold which have been recently discovered require the type of underground mining techniques utilized by these companies in South Africa. Consequently, BMC believes that revision of the Fund's Current Objective to allow the Fund to pursue global investment opportunities will provide an effective and beneficial response to the current and expected changes in the North American Gold Industry.

OPERATION OF THE FUND UNDER THE PROPOSED OBJECTIVE AND PROPOSED CONCENTRATION LIMITATION

     The Proposed Objective features capital appreciation and current income as primary goals. The Fund will seek to attain the objective of capital appreciation by purchasing securities with the potential to increase in value, so that its own shares will in turn increase in value. Because the Fund's investment objective also includes the pursuit of current income, the payment of dividends and interest may be a consideration when the Fund purchases securities. Like the Current Objective, the Proposed Objective, if adopted, will be a fundamental policy of the Fund and may not be changed without shareholder approval.

     Core Investment Strategy. BMC intends to use quantitative management techniques in pursuit of the Proposed Objective. Quantitative investment management combines a disciplined management approach with the flexibility to respond to events that may affect the value of the Fund's investments. This approach is a combination of active management, which allows the advisor to select investments for a fund without reference to an index or investment model, and indexing, in which the advisor tries to match a fund's portfolio composition to that of a particular index.

     The primary management technique BMC will use under the Proposed Objective is enhanced benchmark management. Under this technique, BMC constructs the Fund's portfolio to match the risk characteristics of the market for gold and gold-related equity securities and, in turn, attempt to produce performance indicative of performance in the worldwide gold equities market. As part of evaluating and determining the appropriate investments for the Fund, BMC may utilize various benchmarks, including worldwide indices such as the Financial Times Gold Mining Index, to construct the Fund's portfolio so that it will have risk and investment characteristics which BMC believes will provide a close correlation to the global markets for gold bullion.



                                                        PROXY STATEMENT - Page 4

     Types of Investments. Under the Proposed Objective and Proposed Concentration Limitation, the Fund will concentrate its investments in securities of companies throughout the world which are engaged in mining, processing or dealing with gold or other precious metals ("Gold Companies"). This means that at least 25% of the Fund's total assets must be invested in Gold Companies. Under normal circumstances, at least 65% of the value of the Fund's total assets will be invested in securities of issuers engaged in gold operations, including securities of gold mining finance companies, as well as operating companies with long-, medium- or short-life gold mines.

     As is the case under the Current Objective, the Fund may invest in common stocks, securities convertible into common stocks and sponsored or unsponsored American Depositary Receipts ("ADRs") for the securities of Gold Companies, all of which may be traded on a securities exchange or over-the-counter. In seeking income or in times when BMC believes that a conservative policy is warranted, the Fund may also purchase preferred stocks and debt securities, such as notes, bonds, debentures or commercial paper, any of which may or may not be rated by recognized securities rating agencies.

     Foreign Securities. As part of its global investment strategy under the Proposed Objective, the Fund will normally invest in securities of issuers located in at least three different countries, one of which may be the United States. For temporary defensive purposes, however, the Fund may invest in less than three countries. BMC anticipates that a substantial portion of the Fund's assets will be invested in securities of companies domiciled in or operating in one or more foreign countries. As discussed in the Fund's Prospectus, there are certain risks which are posed to the Fund when it invests in foreign securities. While these risks exist under the Current Objective, their significance to the Fund and its shareholders may be greater as the Fund increases its investments in regions outside North America.

     In particular, liquidity of the Fund's portfolio may be affected as the Fund increases its global exposure. While the Fund intends to acquire securities of foreign issuers only where there are public trading markets for such securities, such investments may tend to reduce the liquidity of the Fund's portfolio in the event of internal problems in such foreign countries or deteriorating relations between the United States and such countries. Investments in Gold Companies located in South Africa, which comprise a significant component of the global gold industry, may present greater risks to the Fund than investments in other countries because of its relatively unstable internal political conditions.

     As is the case with all mutual funds, there is no guarantee that the Fund will achieve its investment objective.

CHANGE IN NAME OF THE FUND

     The Directors and the management of BMC have determined that the proposed investment objective will allow the Fund to pursue and develop a portfolio which is more representative of the Gold Industry, and pursue returns which are more closely correlated to the gold bullion market. In connection with their recommendation of these changes, the Directors approved a change in the name of the Fund to "Benham Global Gold Fund" to more accurately reflect the new investment objective of the Fund. The Directors approval of the name change, however, is conditioned upon shareholder approval of the Proposed Objective. Therefore, the name of the Fund will be changed only if shareholders approve of this Proposal 1.


                                                        PROXY STATEMENT - Page 5

CONCLUSION

     The Board of Directors believes that the proposed modification to the Fund's investment objective is in the best interests of the Fund and its shareholders, and unanimously recommends that shareholders vote FOR the Proposal. If the Proposal is approved, the change to the Current Objective and the Current Concentration Limitation of the Fund would be implemented upon the conclusion of the Meeting and the name of the Fund would be changed to the "Benham Global Gold Fund." If the Proposal is not approved, the Current Objective, Current Concentration Limitation and name will remain unchanged.

PROPOSAL 2.  TO APPROVE THE ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS BY
             AMENDING OR ELIMINATING CERTAIN OF THE FUND'S CURRENT FUNDAMENTAL INVESTMENT LIMITATIONS, AS DESCRIBED IN THE FOLLOWING SUB-PROPOSALS

BENEFITS OF ADOPTING STANDARDIZED INVESTMENT LIMITATIONS

     The primary purpose of this Proposal 2 is to revise several of the Fund's investment limitations to conform to limitations which are or are expected to become standards for similar types of funds managed by BMC. The Board of Directors has asked BMC to analyze the various fundamental and non-fundamental investment limitations of the various funds of the Benham Group and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Benham's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Directors may amend a limitation as they deem appropriate, without seeking shareholder vote. The Board of Directors would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings convened to consider changes in fundamental investment policies are generally borne by the Fund and, therefore, its shareholders.

     It is not anticipated that any of the sub-proposals will substantially affect the way the Fund is currently managed. However, BMC is presenting them to you for your approval because BMC believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by the Fund, it will contribute to the overall objectives of standardization. Set forth below, as a sub-section of this Proposal 2, are each of the proposed changes. Shareholders will be given the option to approve all, some or none of the proposed changes on the enclosed proxy card.

Proposal 2(a)      TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE
                   ISSUANCE OF SENIOR SECURITIES

         The Fund's current fundamental investment limitation regarding the issuance of senior securities states:

         "The Fund may not issue or sell any class of senior security as defined in the Investment Company Act of 1940 except for notes or other evidences of indebtedness permitted under [the] investment restriction [concerning borrowing] and except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued or delayed-delivery basis might be deemed such."



                                                        PROXY STATEMENT - Page 6

         The Directors are recommending that shareholders vote to approve the proposal and replace the Fund's fundamental investment limitation with the following fundamental investment limitation governing the issuance of senior securities:

         "The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940."

         The primary purpose of this proposed change is to revise the Fund's fundamental senior securities limitation to conform to a limitation that is expected to become the standard for all funds managed by BMC. (See "Benefits of Adopting Standardized Investment Limitations" on page 6.) If the proposal is approved, the new fundamental senior securities limitation cannot be changed without a future vote of the fund's shareholders.

         The proposed limitation clarifies that the funds may issue senior securities to the full extent permitted under the 1940 Act. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is further away than the normal settlement period) may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount to its obligation to pay cash for the securities at a future date. The Fund utilizes transactions that may be considered "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.

         Adoption of the proposed limitation on senior securities is not expected to affect the way in which each fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, adoption of a standardized fundamental investment limitation will facilitate BMC's investment compliance efforts (see "Benefits of Adopting Standardized Investment Limitations" on page 6) and will allow the Fund to respond to developments in the mutual fund industry and the 1940 Act which may make the use of senior securities advantageous. The Board of Directors therefore unanimously recommends that shareholders vote FOR the proposal. If the proposal is approved, it will take effect upon the conclusion of the Meeting.

Proposal 2(b)      TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
                   BORROWING

         The  Fund's  current  fundamental   investment   limitation  concerning
         borrowing states:

         "The Fund may not borrow money except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not exceeding 33-1/3% of the market value of the Fund's total assets so that, immediately after any such borrowing asset coverage of at least 300% for all such borrowings exists. To secure any such borrowing, the Fund may not mortgage, pledge, or hypothecate in excess of 33-1/3% of the value of its total assets. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Fund may borrow money for temporary or emergency purposes from other funds or portfolios for which BMC is the investment advisor, or from a joint account of such funds or portfolios, as permitted by federal regulatory agencies."



                                                        PROXY STATEMENT - Page 7

         Subject to shareholder approval of the proposal, the Directors intend to replace the Fund's fundamental investment limitation with the following fundamental investment limitation governing borrowing:

         "The Fund may not borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation."

         The primary purpose of the proposed change to the fundamental investment limitation concerning borrowing is to conform it to a limitation that is expected to become standard for all funds managed by BMC. (See "Benefits of Adopting Standardized Investment Limitations on page 6.) If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without a future vote of shareholders.

         Adoption of the proposed limitation is not expected to affect the way the Fund is managed, the investment performance of the Fund, or the securities or instruments in which the Fund invests. However, the proposed change would clarify several points. First, the proposed limitation would explicitly require the Fund to reduce borrowings that come to exceed 33 1/3% of total assets for any reason. Under the current limitation, no explicit requirement is expressed, but the Fund is nonetheless required to reduce its borrowings by the 1940 Act.

         In addition, the current limitations do not set a time frame for the reduction of the Fund's borrowings in the event that the 33 1/3% limit is exceeded. The proposed limitation would specifically require that the Fund reduce its borrowings if the limit is exceeded within three business days. The proposed limitation also specifically excludes Sundays and holidays from the definition of "business days."

         Finally, the Fund currently has a limitation describing its policy of not purchasing a security while borrowings representing more than 5% of total assets are outstanding included in its fundamental borrowing limitation. Purchasing securities with borrowed funds is a speculative investment technique known as leverage. There are risks associated with purchasing securities while borrowings are outstanding, including a possible reduction of income and increased fluctuation of net asset value per share. Interest on money borrowed is an expense the Fund would not otherwise occur, so that it may have little or no net investment income during periods of substantial borrowings. Borrowing for investment therefore increases both investment opportunity and risk. While the Fund has no current intention to purchase securities while borrowings equal to 5% of its total assets are outstanding, the flexibility to do so may be beneficial to the Fund at a future date.

         The proposed change will have no current impact on the Fund. However, adoption of a standardized fundamental investment limitation will facilitate BMC's investment compliance efforts (see "Benefits of Adopting Standardized Investment Limitations" on page 6) and will enable the Fund to respond more promptly if circumstances suggest such a change in the future. The Board of Directors therefore unanimously recommends that shareholders vote FOR the proposal. If the proposal is approved, it will take effect upon the conclusion of the Meeting.



                                                        PROXY STATEMENT - Page 8

Proposal 2(c)         TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
                      LENDING

         The  Fund's  current  fundamental   investment  limitations  concerning
         lending states:

         "The Fund may not make loans to others, except for the lending of portfolio securities pursuant to guidelines established by the board of directors or in connection with purchases of debt securities in accordance with the Fund's investment objective and policies. The Fund may also lend money to other funds or portfolios for which BMC is the investment advisor, as permitted under investment restriction [the Fund's current investment limitations regarding borrowing by the Fund]."

         Subject to shareholder approval of the proposal, the Directors intend to replace the Fund's fundamental investment limitations with the following amended fundamental limitation concerning lending which could not be changed without a future vote of shareholders:

         "The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties, except, (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities."

In addition, the Directors intend to adopt the following non-fundamental policy which could be changed without a vote of shareholders:

         "As an operating policy, the Fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the Fund's net assets) to a registered investment company or portfolio for which its investment adviser or an affiliate serves as investment adviser or (b) acquiring loans, loan participation, or other forms of direct debt instruments and in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)"

         The proposal is not expected to significantly affect the way in which the Fund is managed, the investment performance of the Fund, or the securities or instruments in which the Fund invests. However, the proposed limitation would clarify the Fund's ability to invest in direct debt instruments such as loans and loan participations, which are interests in amounts owed to another party by a company, government or other borrower. These types of securities may have additional risks beyond conventional debt securities because they may provide less legal protection for the Fund, or there may be a requirement that the Fund supply additional cash to a borrower on demand.

         Finally, the adoption of standardized investment limitations proposed will advance the goals of investment limitation standardization. (See "Benefits of Adopting Standardized Investment Limitations" on page 6.)

         The  Board  of  Directors   therefore   unanimously   recommends   that
shareholders vote FOR the proposal. If the proposal is approved, it will take effect upon the conclusion of the Meeting.

Proposal 2(d)         TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
                      INVESTMENTS IN REAL ESTATE

         The Fund currently has a fundamental investment limitation regarding the purchase of real


                                                        PROXY STATEMENT - Page 9
estate which states that the Fund may not purchase real estate, real estate mortgage loans, interests in real estate limited partnerships

         "provided that this limitation shall not prohibit (i) the purchase of U.S. government securities and other debt securities secured by real estate or interests therein; [and] (ii) the purchase of marketable securities issued by companies or other entities or investment trusts that deal in real estate or interests therein. . ."

         The Directors recommend that shareholders approve amendment of the above investment limitation. If the proposal is approved, the Fund's current fundamental investment limitation will be replaced by the following fundamental investment limitation which will govern future purchases and sales of real estate:

         "The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investment in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)".

         The primary purpose of the proposed amendment is to clarify the types of securities in which the Fund is authorized to invest and to conform the Fund's fundamental real estate limitation to a limitation that is expected to become the standard for all funds managed by BMC. (See "Benefits of Adopting Standardized Investment Limitations" on page 6.) If the proposal is approved, the new fundamental real estate limitation may not be changed without a future vote of shareholders.

         The proposed limitation would clarify several points. First, the proposed limitation permits investments in real estate-related instruments whether they are marketable or not, while the current limitation refers only to marketable securities. Any non-marketable securities will be limited to 10% (up from 5% under the current limitation) of net assets by the Fund's existing fundamental limitation on illiquid securities. Second, the proposed limitation would make it explicit that the Fund may acquire a security or other instrument whose payments of interest and principal may be secured by a mortgage or other right to foreclose on real estate, in the event of default. Third, the proposed limitation would clarify the fact that the Fund may invest without limitation in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing, or operating real estate projects (e.g., securities of issuers that develop various industrial, commercial, or residential real estate projects such as factories, office buildings, or apartments). Any investments in these securities are, of course, subject to the Fund's investment objective and policies and to other limitations regarding diversification and concentration. The proposed limitation also specifically permits the Fund to sell real estate acquired as a result of ownership of securities or other instruments. However, in light of the types of securities in which the Fund regularly invests, BMC considers this to be a remote possibility.

         To the extent that a fund buys securities and instruments of companies in the real estate business, the fund's performance will be affected by the condition of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and arrangement skill of real estate companies.

         While the proposed change will have no current impact on the Fund, adoption of the proposed standardized fundamental investment limitation will advance the goals of standardization (see "Benefits of Adopting Standardized Investment Limitations" on page 6). The Board of Directors therefore unanimously recommends that shareholders vote FOR the proposal. If the proposal is approved, it will take effect upon the conclusion of the Meeting.



                                                       PROXY STATEMENT - Page 10

Proposal 2(e)         TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
                      UNDERWRITING

         The Fund currently is subject to a fundamental investment limitation concerning underwriting that provides as follows:

         "The Fund may not act as an underwriter of securities issued by others."

         Subject to shareholder approval, the Directors intend to replace the current limitation with the following amended fundamental investment limitation concerning underwriting:

         "The Fund may not act as underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."

         The primary purpose of the proposed amendment is to clarify that the Fund is not prohibited from selling restricted securities if, as a result of such sale, the Fund is considered an underwriter under federal securities laws and to revise the Fund's fundamental limitation on underwriting so that it conforms to a limitation which is expected to become standard for all funds managed by BMC. While the proposed change will have no current impact on the Fund, adoption of the proposed standardized fundamental investment limitation will advance the goals of standardization (see "Benefits of Adopting Standardized Investment Limitations" on page 6). The Board of Directors therefore unanimously recommends that shareholders vote FOR the proposal. If the proposal is approved, it will take effect as soon as practicable upon the conclusion of the Meeting. If the proposal is approved, the new fundamental underwriting limitation cannot be changed without a future vote of shareholders.

Proposal 2(f)         TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
                      CONCERNING DIVERSIFICATION OF INVESTMENTS

         The  Fund's  current  fundamental   investment   limitation  concerning
diversification of investments reads as follows:

         "The Fund may not purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of its outstanding voting securities of such issuer."

         The Directors recommend that shareholders eliminate the above fundamental investment limitation. If the proposal is approved, the Directors intend to adopt the following non-fundamental investment limitation which could be changed without a vote of shareholders:

         "As an operating policy, the Fund does not currently intend to purchase the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result thereof, the Fund would own more than 10% of its outstanding voting securities of such issuer."

         The primary purpose of the proposed change is to revise the Fund's fundamental diversification limitation to conform to a limitation which is expected to become standard for all non-diversified funds managed by BMC. Because the new non-fundamental limitation is substantially similar in content to the current fundamental limitation, it will not affect the operation of the Fund. However, adoption of the proposed change would contribute to the overall objectives of standardization. (See "Benefits of Adopting Standardized Investment Limitations" on page 6.) The


                                                       PROXY STATEMENT - Page 11

Board of Directors therefore unanimously recommends that shareholders vote FOR the proposal. If the proposal is approved, it will take effect upon the conclusion of the Meeting.

Proposal 2(g)         TO  ELIMINATE  THE  FUNDAMENTAL  INVESTMENT  LIMITATION
                      REGARDING  INVESTMENTS  IN  ILLIQUID SECURITIES

         The  Fund's  current  fundamental   investment   limitation  concerning
restricted and illiquid securities is as follows:

         "The Fund may not invest in securities that are not readily marketable or the disposition of which is restricted under federal securities laws (collectively "illiquid securities") if, as a result, more than 5% of the Fund's net assets would be invested in illiquid securities."

         Subject to shareholder approval, the Directors intend to replace this fundamental limitation with the following non-fundamental limitation that could be changed by vote of the Directors in response to regulatory, market, legal, or other developments without further approval by shareholders"

         "As an operating policy, the Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market."

         Under the rules established by the Securities and Exchange Commission (the "SEC"), mutual funds are required to price their shares daily and to offer daily redemptions with payment to follow within seven days of the redemption request. In order to satisfy these requirements, mutual funds are required to limit their holdings in illiquid securities to 15% of their net assets because illiquid securities may be difficult to value daily and difficult to sell promptly at an acceptable price. The percentage limitation restricting the amount the Fund may invest in illiquid securities has changed over time. For example, prior to 1993, the percentage limit on a fund's investment in illiquid securities was 10%.

         In order to be able to take advantage of regulatory and market developments, the Directors recommend that shareholders vote to approve the proposal and thereby eliminate its fundamental investment limitation with respect to restricted and illiquid securities and replace it with a non-fundamental limitation on illiquid securities. Non-fundamental investment limitations can be changed without shareholder approval. Making the Fund's limitation non-fundamental will allow the Fund to respond more quickly to legal, regulatory, and market developments without the expense of a future shareholder vote.

         If this proposal is approved by shareholders, the specific types of securities that may be deemed illiquid will be determined by BMC, under the supervision of the Directors who will monitor the Fund's investments in illiquid securities. The ability of BMC to determine the liquidity of the securities it purchases will provide the Fund with the flexibility to take advantage of changing market and regulatory conditions which have made the Fund's current limitations unnecessarily restrictive.

         The types of securities that will be considered illiquid by BMC will vary over time based on changing market and regulatory conditions. In determining the liquidity of each Fund's investments, BMC may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), or (5) the nature



                                                       PROXY STATEMENT - Page 12
of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Currently, BMC anticipates treating repurchase agreements maturing in more than seven days, over-the-counter options, non-government stripped fixed-rate mortgage backed securities, and some government stripped, fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements as illiquid securities.

         The proposed change will have no current impact on the Fund. However, adoption of a standardized non-fundamental investment limitation will facilitate BMC's investment compliance efforts (see "Benefits of Adopting Standardized Investment Limitations" on page 6) and will enable the Fund to respond more promptly if circumstances suggest such a change in the future. The Board of Directors therefore unanimously recommends that shareholders vote FOR the proposal. If the proposal is approved, it will take effect upon the conclusion of the Meeting.

Proposal 2(h)         TO ELIMINATE THE FUNDAMENTAL LIMITATION CONCERNING
                      INVESTMENT IN OTHER INVESTMENT COMPANIES

         The  Fund's  current  fundamental   investment   limitation  concerning
investment in other investment companies states:

         "The Fund may not, except in connection with a merger, consolidation, acquisition, or reorganization, invest in the securities of other investment companies, including investment companies advised by BMC, if, immediately after such purchase or acquisition, more than 10% of the value of the Fund's total assets would be invested in such securities."

         The Directors recommend that shareholders of the Fund approve the elimination of the above limitation. If the proposal is approved, the Directors intend to replace the current limitation with the following substantially identical non-fundamental limitation, which could be changed without a vote of shareholders:

         "As an operating policy, the Fund may not, except in connection with a merger, consolidation, acquisition, or reorganization, invest in the securities of other investment companies, including investment companies advised by BMC, if, immediately after such purchase or acquisition, more than 10% of the value of the Fund's total assets would be invested in such securities."

         The ability of mutual funds to invest in other investment companies is restricted by rules under the 1940 Act. These restrictions will remain applicable to the Fund whether or not they are recited in a fundamental limitation. As a result, elimination of the above fundamental limitation is not expected to have any impact the Fund's investment practices, except to the extent that regulatory requirements may change in the future. However, adoption of a standardized non-fundamental investment limitation will facilitate BMC's investment compliance efforts (see "Benefits of Adopting Standardized Investment Limitations" on page 6).

         The proposed change will have no current impact on the Fund. However, adoption of a standardized non-fundamental investment limitation will facilitate BMC's investment compliance efforts (see "Benefits of Adopting Standardized Investment Limitations" on page 6) and will enable the Fund to respond more promptly if circumstances suggest such a change in the future. The Board of Directors therefore unanimously recommends that shareholders vote FOR the proposal. If the proposal is approved, it will take effect upon the conclusion of the Meeting.

Proposal 2(i)         TO ELIMINATE THE  FUNDAMENTAL  LIMITATION  CONCERNING



                                                       PROXY STATEMENT - Page 13

                      INVESTMENTS IN ISSUERS WITH LESS THAN THREE YEARS OF CONTINUOUS OPERATIONS

         The  Fund's  current  fundamental   investment   limitation  concerning
investments in unseasoned issuers provides as follows:

         "The Fund may not invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities."

         The Directors are recommending that shareholders approve the elimination of the above fundamental investment limitation. If the proposal is approved, the Directors intend to adopt the following non-fundamental investment limitation, which is substantially identical to the current fundamental limitation but could be changed without a shareholder vote:

         "As an operating policy, the Fund may not invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities."

         Certain states require that mutual funds limit their investments in companies which have less than three years of continuous operation. The above non-fundamental investment limitation will continue in effect at least as long as the Fund is sold in such states. BMC therefore believes that the proposed change will have no current impact on the Fund. However, adoption of a standardized non-fundamental investment limitation will facilitate BMC's investment compliance efforts (see "Benefits of Adopting Standardized Investment Limitations" on page 6) and will enable the Fund to respond more promptly if applicable state laws change in the future. The Board of Directors therefore unanimously recommends that shareholders vote FOR the proposal. If the proposal is approved, it will take effect upon the conclusion of the Meeting.

Proposal 2(j)       TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION REGARDING
                    INVESTMENTS IN WARRANTS

         The Fund currently has a fundamental investment limitation regarding investments in warrants which states:

         "The Fund may not purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction."

         The Directors recommend that shareholders approve the elimination of the above fundamental investment limitation. If the proposal is approved, the Directors intend to replace the current fundamental limitation with a non-fundamental limitation which could be changed without a vote of shareholders. The proposed non-fundamental limitation is as follows:

         "As an operating policy, the Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 10% of the Fund's net assets. Included in that amount but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the Fund in units or attached to securities are not subject to



                                                       PROXY STATEMENT - Page 14
         these restrictions".

         Warrants entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of the underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

         Certain state regulations currently prohibit mutual funds from purchasing warrants in excess of 10% of the Fund's net assets. Of that amount, no more than 2% of the value of the Fund's net assets may be warrants which are not traded on principal domestic or foreign stock exchanges (the "Two Percent Cap").

         The proposed non-fundamental limitation differs from the current investment limitation in two respects. First, the percentage limit on the amount of warrants which may be purchased by the Fund is increased from the current 5% to 10%. Second, the proposed limitation makes clear that the warrants subject to the Two Percent Cap include only those warrants which are not traded on a principal domestic or foreign exchange. Both of these changes reflect changes in the applicable state regulations since the adoption of the current fundamental limitation.

         If the proposal is approved, the Board of Directors would be able to change the proposed non-fundamental limitation in the future, without a vote of shareholders, if state regulations were to change the Fund's ability to invest in warrants, or if waivers from existing requirements were available, subject to appropriate disclosure to investors.

         In light of the substantially similar language of the proposed non-fundamental limitation, elimination of the Fund's fundamental limitation regarding investments in warrants is unlikely to affect the Fund's investment techniques at this time. The Directors believe that efforts to standardize the Fund's investment limitations with those of the other Funds in the Benham Group will facilitate BMC's investment compliance efforts (see "Benefits of Adopting Standardized Investment Limitations" on page 6) and are in the best interests of shareholders. The Board of Directors therefore unanimously recommends that shareholders vote FOR the proposal. If the proposal is approved, it will take effect upon the conclusion of the Meeting.

Proposal 2(k)         TO ELIMINATE THE FUNDAMENTAL  INVESTMENT  LIMITATION
                      CONCERNING  INVESTMENTS IN OIL, GAS AND OTHER MINERAL
                      EXPLORATION PROGRAMS

         Currently, the Fund maintains a fundamental investment limitation specifying that it may not invest in "interests in oil, gas and/or mineral exploration or development programs." Investment in oil, gas or other mineral exploration programs is permitted under federal standards for mutual funds, but is currently prohibited by some state regulations.

         The Directors recommend that shareholders approve the elimination of the current fundamental investment limitation. If the proposal is approved, the Directors intend to adopt the following non-fundamental investment limitation, which could be changed without a shareholder vote:

         "As an operating policy, the Fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases."

         The proposed change will have no current impact on the Fund. However, adoption of a standardized non-fundamental investment limitation will facilitate BMC's investment compliance efforts (see "Benefits of Adopting Standardized Investment Limitations" on page 6) and will enable



                                                       PROXY STATEMENT - Page 15
the Fund to respond more promptly if applicable state laws change in the future. The Board of Directors therefore unanimously recommends that shareholders vote FOR the proposal. If the proposal is approved, it will take effect upon the conclusion of the Meeting.

Proposal 2(l)         TO ELIMINATE THE FUNDAMENTAL LIMITATION CONCERNING SHORT
                      SALES

         The Fund's current fundamental investment limitation concerning selling securities short states:

         "The Fund may not engage in any short-selling operations."

         The Directors recommend that shareholders approve the elimination of the above fundamental investment limitation. If the proposal is approved, the Directors intend to replace the current fundamental limitation with a non-fundamental limitation which could be changed without a vote of shareholders. The proposed non-fundamental limitation is as follows:

         "As an operating policy, the Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transaction in futures contracts and options are not deemed to constitute selling securities short".

         In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds.

         Certain state regulations currently prohibit mutual funds from entering into any short sales, other than short sales against the box. If the proposal is approved, however, the Board of Directors would be able to change the proposed non-fundamental limitation in the future, without a vote of shareholders, if state regulations were to change to permit other types of short sales, or if waivers from existing requirements were available, subject to appropriate disclosure to investors.

         Elimination of the Fund's fundamental limitation on short selling is unlikely to affect the Fund's investment techniques at this time. The Directors believe that efforts to standardize the Fund's investment limitations with those of the other Funds in the Benham Group will facilitate BMC's investment compliance efforts (see "Benefits of Adopting Standardized Investment Limitations" on page 6) and are in the best interests of shareholders. The Board of Directors therefore unanimously recommends that shareholders vote FOR the proposal. If the proposal is approved, it will take effect upon the conclusion of the Meeting.

Proposal 2(m)      TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
                   MARGIN PURCHASES OF SECURITIES

         The  Fund's  current  fundamental   investment   limitation  concerning
purchasing securities on margin states:

         "The Fund may not purchase securities on margin, except that short-term credits necessary for the clearance of transactions may be utilized."

         The Directors recommend that shareholders of the Fund approve the elimination of the above



                                                       PROXY STATEMENT - Page 16
fundamental investment limitation. If the proposal is approved, the Directors intend to adopt a substantially identical non-fundamental limitation for the Fund that could be changed without a vote of shareholders.

         Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The Fund's current fundamental limitation prohibits the Fund from purchasing securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions. Policies of the SEC also allow mutual funds to purchase securities on margin for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable SEC policies. The proposed non-fundamental limitation includes these exceptions.

         If the proposal is approved by shareholders, the Directors intend to adopt the following non-fundamental investment limitation, which would prohibit margin purchases except as permitted under the conditions referred to above:

         "As an operating policy, the Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin".

         Although elimination of the Fund's fundamental limitation on margin purchases is unlikely to affect the Fund's investment techniques at this time, in the event of a change in federal regulatory requirements, the Fund may alter its investment practices in the future. The Board of Directors believes that efforts to standardize investment limitations will facilitate BMC's investment compliance efforts (see "Benefits of Adopting Standardized Investment Limitations" on page 6) and are in the best interests of shareholders. The Board of Directors therefore unanimously recommends that shareholders vote FOR the proposal. If the proposal is approved, it will take effect the conclusion of the Meeting.

Proposal  2(n) TO ELIMINATE THE  FUNDAMENTAL  LIMITATION  CONCERNING  PURCHASING
               SECURITIES OF AN ISSUER IN WHICH THE DIRECTORS OR OFFICERS OF THE FUND OR BMC HOLD MORE THAN 5% OF THE OUTSTANDING SECURITIES OF SUCH ISSUER

         The Fund currently has an investment limitation which prohibits the Fund from purchasing or retaining the securities of any issuer if the officers and directors of the Fund or BMC who individually own more than 1/2 of 1% of that issuer hold, in the aggregate, more than 5% of that issuer's securities. This investment limitation was originally adopted to address state or "Blue Sky" requirements in connection with the registration of shares of the Fund for sale. Only one state currently requires such a limitation.

         BMC believes that these fundamental limitations should be eliminated because, while these limitations have not precluded investments in the past, their elimination will potentially increase the Fund's flexibility when choosing investments in the future. Subject to shareholder approval, the Directors of the Fund intend to replace this fundamental limitation with a non-fundamental investment limitation that could be changed by vote of the Directors in response to regulatory, market, legal, or other developments without further approval by shareholders. The new non-fundamental policy, which is substantially the same as the Fund's current fundamental investment limitation, would



                                                       PROXY STATEMENT - Page 17
provide that:

         "As an operating policy, the Fund does not currently intend to purchase the securities of any issuer if, to the knowledge of the Fund's management, those officers and directors of the Fund and of its investment advisor, who each own beneficially more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such issuer's securities."

         The proposed change will have no current impact on the Fund. However, adoption of a standardized non-fundamental investment limitation will facilitate BMC's investment compliance efforts (see "Benefits of Adopting Standardized Investment Limitations" on page 6) and will enable the Fund to respond more promptly if applicable state laws change in the future. The Board of Directors therefore unanimously recommends that shareholders vote FOR the proposal. If the proposal is approved, it will take effect upon the conclusion of the Meeting.

         Conclusion. The Board of Directors believes that all of the proposed changes to the fundamental investment limitations of the Fund, as set forth in Proposal 2, are in the best interests of shareholders and unanimously recommends voting FOR all of the changes set forth in Proposal 2. As previously discussed, approval of Proposal 2 would accomplish the standardization of investment limitations for the Fund by amending or eliminating certain of the Fund's current fundamental investment limitations. Each change that is approved by shareholders will become effective upon the conclusion of the Meeting and the investment limitations will be as described above and set forth in Exhibit C. For any change that is not approved, the Fund's current investment limitation, as set forth in the applicable sub-portion of Proposal 2, will remain unchanged.

                              SHAREHOLDER PROPOSALS

         The Company does hot hold annual shareholder meetings. Shareholders who wish to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to Douglas A. Paul, Secretary, The Benham Group, 1665 Charleston Road, Mountain View, California 94043.

                 YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN
                          THE ENCLOSED PROXY PROMPTLY.

                                            By Order of the Board of Directors,


                                            /s/Douglas A. Paul
December ___, 1995                          Douglas A. Paul
                                            Secretary



                                                       PROXY STATEMENT - Page 18

                                                                       Exhibit A

                  HOLDERS OF MORE THAN 5% OF THE FUND'S SHARES


         As of November 30, 1995, to the knowledge of the Benham Group, the following shareholders owned of record greater than 5% of the Fund's outstanding shares:

                                                               Percentage of
                                           Number of            Outstanding
Name and Address of Shareholder              Shares                Shares
-------------------------------           -------------           --------
Charles Schwab & Co. Inc.                 8,331,902.452            16.71%
101 Montgomery Street
San Francisco, CA 94104-4122

No shareholders owned beneficially greater than 5% of the Fund's outstanding shares page A-1

                                                                       Exhibit B

                   CURRENT INVESTMENT OBJECTIVES AND POLICIES


INVESTMENT OBJECTIVE:

         The Fund's investment objective is to realize a total return that corresponds to the total return of the Benham North American Gold Equities Index (the Index).

FUNDAMENTAL INVESTMENT POLICIES

(1) The Fund may not borrow money except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not exceeding 33-1/3% of the market value of a Fund's total assets so that, immediately after any such borrowing asset coverage of at least 300% for all such borrowings exists. To secure any such borrowing, the Fund may not mortgage, pledge, or hypothecate in excess of 33-1/3% of the value of its total assets. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Fund may borrow money for temporary or emergency purposes from other funds or portfolios for which BMC is the investment advisor, or from a joint account of such funds or portfolios, as permitted by federal regulatory agencies.

(2)      The Fund may not act as underwriter of securities issued by others.

(3) The Fund may not purchase real estate, real estate mortgage loans, interests in real estate limited partnerships or interests in oil, gas and/or mineral exploration or development programs or leases, provided that this limitation shall not prohibit (i) the purchase of U.S. government securities and other debt securities secured by real estate or interests therein; (ii) the purchase of marketable securities issued by companies or other entities or investment trusts that deal in real estate or interests therein; and (iii) the purchase of marketable securities issued by companies engaged in businesses relating to the exploration, mining, processing or distribution of oil, gas and/or mineral exploration programs.

(4)      The Fund may not engage in any short-selling operations.

(5) The Fund may not make loans to others, except for the lending of portfolio securities pursuant to guidelines established by the board of directors or in connection with purchases of debt securities in accordance with the Fund's investment objective and policies. The Fund may also lend money to other funds or portfolios for which BMC is the investment advisor, as permitted under investment restriction (1) above.

(6) The Fund may not purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction.

(7) The Fund may not purchase securities on margin, except that short-term credits necessary for the clearance of transactions may be utilized.

(8) The Fund may not invest in securities that are not readily marketable or the disposition of page B-1
         which is restricted under federal securities laws (collectively "illiquid securities") if, as a result, more than 5% of the Fund's net assets would be invested in illiquid securities.

(9) The Fund may not issue or sell any class of senior security as defined in the Investment Company Act of 1940 except for notes or other evidences of indebtedness permitted under investment restriction (1) above and except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued or delayed-delivery basis might be deemed such.

(10) The Fund may not, except in connection with a merger, consolidation, acquisition, or reorganization, invest in the securities of other investment companies, including investment companies advised by BMC, if, immediately after such purchase or acquisition, more than 10% of the value of the Fund's total assets would be invested in such securities.

(11) The Fund may not purchase or retain securities of any issuer if, to the knowledge of the Fund's management, those officers and directors of the Fund and of its investment advisor, who each own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

(12) The Fund may not invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities.

(13) The Fund may not purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of its outstanding voting securities of such issuer.

(14) The Fund may not deviate from its policy of concentrating its investments in securities of companies engaged, directly or indirectly, in mining for, fabricating, processing or otherwise dealing in gold (gold companies).

NON-FUNDAMENTAL INVESTMENT POLICIES

(1) As an operating policy, the Fund may not purchase or sell options of any kind.

(2) As an operating policy, the Fund may not purchase gold bullion, gold coins, or gold represented by certificates of ownership interest or gold futures contracts whose underlying commodity value would cause the Fund's aggregate investment in such commodities to exceed 10% of the Fund's net assets.




                                                                        page B-2

                                                                       Exhibit C

             PROPOSED FUNDAMENTAL INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVE:

         Benham Global Gold Fund seeks to achieve a total return (capital appreciation and current income) that is consistent with investing in securities of companies that are engaged in mining, processing, fabricating, or distributing gold or other related precious metals throughout the world.

FUNDAMENTAL INVESTMENT POLICIES


(1) The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.


(2) The Fund may not borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

(3) The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties, except, (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

(4) The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investment in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(5) The Fund may not deviate from its policy of concentrating its investments in securities of issuers engaged in mining, fabricating, processing or dealing in gold or other precious metals, such as silver, platinum and palladium.

(6) The Fund may not act as underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.



                                                                        page C-1

Non-Fundamental Investment Policies

(7) As an operating policy, the Fund does not currently intend to purchase the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result thereof, the Fund would own more than 10% of its outstanding voting securities of such issuer.

(8) As an operating policy, the Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(9) As an operating policy, the Fund may not, except in connection with a merger, consolidation, acquisition, or reorganization, invest in the securities of other investment companies, including investment companies advised by BMC, if, immediately after such purchase or acquisition, more than 10% of the value of the Fund's total assets would be invested in such securities.

(10) As an operating policy, the Fund may not purchase gold bullion, gold coins, or gold represented by certificates of ownership interest or gold futures contracts whose underlying commodity value would cause the Fund's aggregate investment in such commodities to exceed 10% of the Fund's net assets.

(11) As an operating policy, the Fund may not invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities.

(12) As an operating policy, the Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 10% of the Fund's net assets. Included in that amount but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

(13) As an operating policy, the Fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.

(14) As an operating policy, the Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transaction in futures contracts and options are not deemed to constitute selling securities short.

(15) As an operating policy, the Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(16) As an operating policy, the Fund does not currently intend to lend assets other than page C-2
         securities to other parties, except by (a) lending money (up to 5% of the Fund's net assets) to a registered investment company or portfolio for which its investment adviser or an affiliate serves as investment adviser or (b) acquiring loans, loan participation, or other forms of direct debt instruments and in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(17) As an operating policy, the Fund does not currently intend to purchase the securities of any issuer if, to the knowledge of the Fund's management, those officers and directors of the Fund and of its investment advisor, who each own beneficially more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such issuer's securities.

(18) As an operating policy, the Fund may not purchase or sell options of any kind.


                                                                        page C-3

                        [company logo] The Benham Group
              Part of the Twentieth Century Family of Mutual Funds


                              1665 Charleston Road
                            Mountain View, CA 94043


           Please fold and detach card at perforation before mailing
--------------------------------------------------------------------------------


                               [Form of Proxy Card]

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

          The undersigned hereby constitute(s) and appoint(s) James M. Benham, James E. Stowers III, and Douglas A. Paul, or either of them, as proxies, each with power to appoint his or her substitute, and hereby authorizes them to represent and to vote by majority, as designated on the reverse side, all shares of stock of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at ____________, Mountain View, California, on February 12, 1996, at 3:00 p.m. Pacific Time, and any adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Special Meeting and Proxy Statement dated December 15, 1995, receipt of which is hereby acknowledged.


Dated:______________________,1995

The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy. If stock is issued in the name of two or more persons, each chould sign the proxy. If a proxy is signed by an administrator, trustee, guargian, attorney or other fiduciary, please indicate full title as such.

Signed:
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Signature(s)



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                        [company logo] The Benham Group
              Part of the Twentieth Century Family of Mutual Funds

                              1665 Charleston Road
                            Mountain View, CA 94045

           Please fold and detach card at perforation before mailing
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                         Benham Gold Equities Index Fund

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

If no specification is made, this proxy will be voted FOR all proposals. As to any other matter, said attorneys will vote in accordance with their best judgement.

The Board of Directors Recommends a vote "FOR" each proposal.


1. To amend the fundamental investment objective and fundamental investment limitation concerning concentration of investments of the Fund and change the Fund's name.

                     _____ FOR _____ AGAINST _____ ABSTAIN


2. To approve all proposed changes to the fundamental investment limitations for purposes of standardization as described in each of the following proposals:


_____  APPROVE ALL                      _____ABSTAIN
      (except those indicated below)


a.  Limit use of senior securities
b.  Restrict borrowing
c.  Restrict lending
d.  Restrict real estate
e.  Restrict underwriting
f. Diversification requirements: replace fundamental limitation with operating policy
g.  Illiquid securities: replace fundamental limitation with operating policy
h. Other investment companies: replace fundamental limitation with operating policy
i. Investments in issuers with less than three years of operations: replace fundamental limitation with operating policy
j.  Warrants:   replace fundamental limitation with operating policy
k. Oil, gas, mineral exploration programs: replace fundamental limitation with operating policy
l.  Short sales:  replace fundamental limitation with operating policy
m.  Margin purchases: replace fundamental limitation with operating policy
n. Affiliate-owned securities: replace fundamental limitation with operating policy